EL PASO CORPORATION
Operating Statistics
First and Second Quarters 2004

We are currently divesting our international production properties that are not part of our long-term strategy and as of November 2004, we have sold all of our Canadian operations and substantially all of our operations in Indonesia. Beginning in the second quarter of 2004, these operations have been treated as discontinued operations and all periods reflect this change. For more information on the discontinued activities, see Form 10-Q of El Paso Corporation for June 30, 2004.

Table of Contents
Page

Consolidated Statements of Income	2

Segment Information	3

Consolidated Operating Results
Consolidated Net Income	4
Consolidated Earnings Before Interest Expense and Income Taxes (EBIT)	5

Business Segment Results

Pipeline Group
Earnings Before Interest Expense and Income Taxes	6
Throughput	7

Unregulated Group
Earnings Before Interest Expense and Income Taxes	8

Production
Earnings Before Interest Expense and Income Taxes	9
Sales Volumes, Realized Prices and Costs Per Unit	10

Marketing and Trading
Earnings Before Interest Expense and Income Taxes	11
Operating Data	12

Power
Earnings Before Interest Expense and Income Taxes	13
Operating Data	14

Field Services
Earnings Before Interest Expense and Income Taxes	15
Volumes and Rates	16

Other Unregulated
Earnings Before Interest Expense and Income Taxes	17

Schedule of Significant Items	18

EL PASO CORPORATION

CONSOLIDATED STATEMENTS OF INCOME
(In millions, except per share amounts)

(UNAUDITED)

	1st Quarter Ended		2nd Quarter Ended		Six Months Ended
	March 31,		June 30,		June 30,
	2004	2003	2004	2003	2004	2003

Operating revenues	$ 1,557	$ 1,828	$ 1,524	$ 1,569	$ 3,081	$ 3,397

Operating expenses
Cost of products and services	390	605	435	448	825	1,053
Operation and maintenance	399	556	373	502	772	1,058
Loss on long-lived assets	222	14	17	395	239	409
Western Energy Settlement	2	-	-	123	2	123
Depreciation, depletion and amortization	275	312	263	302	538	614
Taxes, other than income taxes	64	77	66	71	130	148
	1,352	1,564	1,154	1,841	2,506	3,405

Operating income (loss)	205	264	370	(272)	575	(8)

Equity earnings and other income (expense)	137	(139)	128	45	265	(94)

Earnings before interest expense, income taxes, and other charges	342	125	498	(227)	840	(102)

Interest and debt expense	423	414	410	463	833	877

Return on preferred interests of consolidated subsidiaries	6	21	6	17	12	38

Income (loss) before income taxes	(87)	(310)	82	(707)	(5)	(1,017)

Income taxes (benefit)	10	(103)	37	(410)	47	(513)

Income (Loss) from continuing operations	(97)	(207)	45	(297)	(52)	(504)

Discontinued operations, net of income taxes	(109)	(215)	(29)	(939)	(138)	(1,154)

Cumulative effect of accounting changes, net of income taxes	-	(9)	-	-	-	(9)

Net Income (loss)	$ (206)	$ (431)	$ 16	$(1,236)	$ (190)	$(1,667)

Diluted earnings (losses) per common share
Income (loss) from continuing operations	$ (0.15)	$ (0.34)	$ 0.07	$ (0.50)	$ (0.08)	$ (0.84)
Discontinued operations, net of income taxes	(0.17)	(0.36)	(0.04)	(1.57)	(0.22)	(1.94)
Cumulative effect of accounting changes, net of income taxes	-	(0.02)	-	-	-	(0.02)

Net Income (loss) per share	$ (0.32)	$ (0.72)	$ 0.03	$ (2.07)	$ (0.30)	$ (2.80)

Diluted average common shares outstanding (000's)	638,212	595,059	639,119	595,569	638,650	595,316

EL PASO CORPORATION
SEGMENT INFORMATION
(UNAUDITED)

	2004		2003				Year-to-Date
(In millions)	First	Second	First	Second	Third	Fourth	2004	2003

Operating revenues
Pipeline Group	$ 721	$ 617	$ 753	$ 620	$ 598	$ 676	$ 1,338	$ 1,373
Unregulated Group
Production	446	430	735	568	452	386	876	1,303
Marketing and Trading	(159)	(141)	(388)	(276)	82	(53)	(300)	(664)
Power (1)	207	236	242	343	323	268	443	585
Field Services	387	428	558	378	326	267	815	936
Other Unregulated (2)	43	28	35	32	29	27	71	67
Unregulated eliminations (2)	(78)	(64)	(95)	(86)	(86)	(5)	(142)	(181)
Unregulated Group Total	846	917	1,087	959	1,126	890	1,763	2,046
Corporate Group and eliminations (2)	(10)	(10)	(12)	(10)	(10)	(9)	(20)	(22)
Consolidated total	1,557	1,524	1,828	1,569	1,714	1,557	3,081	3,397

Depreciation, depletion and amortization
Pipeline Group	100	101	95	101	95	95	201	196
Unregulated Group
Production	140	131	158	141	136	141	271	299
Marketing and Trading	3	3	7	6	9	3	6	13
Power (1)	16	12	20	27	23	21	28	47
Field Services	3	4	10	8	7	6	7	18
Other Unregulated (2)	2	2	11	7	1	3	4	18
Unregulated Group Total	164	152	206	189	176	174	316	395
Corporate Group and eliminations (2)	11	10	11	12	12	10	21	23
Consolidated total	275	263	312	302	283	279	538	614

Operating income (loss)
Pipeline Group	348	260	384	112	267	300	608	496
Unregulated Group
Production	203	202	437	308	183	145	405	745
Marketing and Trading	(175)	(154)	(441)	(306)	35	(107)	(329)	(747)
Power (1)	(188)	56	(5)	68	26	(102)	(132)	63
Field Services	10	7	-	(15)	(8)	(170)	17	(15)
Other Unregulated (2)	17	(1)	(87)	(417)	(15)	(78)	16	(504)
Unregulated Group Total	(133)	110	(96)	(362)	221	(312)	(23)	(458)
Corporate Group and eliminations (2)	(10)	-	(24)	(22)	(7)	(56)	(10)	(46)
Consolidated total	205	370	264	(272)	481	(68)	575	(8)

Earnings (losses) before interest expense and income taxes (EBIT)
Pipeline Group	386	308	429	145	301	359	694	574
Unregulated Group
Production	204	204	446	312	185	148	408	758
Marketing and Trading	(172)	(152)	(434)	(298)	28	(105)	(324)	(732)
Power (1)	(139)	102	(196)	185	67	(84)	(37)	(11)
Field Services	36	27	27	(56)	32	130	63	(29)
Other Unregulated (2)	18	(4)	(97)	(417)	(14)	(75)	14	(514)
Unregulated Group Total	(53)	177	(254)	(274)	298	14	124	(528)
Corporate Group and eliminations (2)	9	13	(50)	(98)	10	(111)	22	(148)
Consolidated total	$ 342	$ 498	$ 125	$ (227)	$ 609	$ 262	$ 840	$ (102)

Total significant items impacting EBIT (3)	$ 271	$ 39	$ 388	$ 628	$ 73	$ 179	$ 310	$ 1,016

(1) Quarterly amounts for 2003 include the consolidation of Gemstone effective April 1, 2003
(2) Included in Corporate results in SEC 10-Q filings
(3) Refer to Schedule of Significant Items on page 18 for details.

EL PASO CORPORATION
CONSOLIDATED NET INCOME
(UNAUDITED)

	2004		2003				Year-to-Date
(In millions, except per share amounts)	First	Second	First	Second	Third	Fourth	2004	2003

Operating revenues	$ 1,557	$ 1,524	$ 1,828	$ 1,569	$ 1,714	$ 1,557	$ 3,081	$ 3,397
Operating expenses	1,352	1,154	1,564	1,841	1,233	1,625	2,506	3,405

Operating income (loss)	205	370	264	(272)	481	(68)	575	(8)

Equity earnings and other income (expense)	137	128	(139)	45	128	330	265	(94)

Earnings (losses) before interest expense, income taxes and other charges	342	498	125	(227)	609	262	840	(102)

Interest and debt expense	423	410	414	463	475	439	833	877
Return on preferred interests of consolidated subsidiaries	6	6	21	17	7	7	12	38

Income (loss) before income taxes	(87)	82	(310)	(707)	127	(184)	(5)	(1,017)

Income taxes (benefit)	10	37	(103)	(410)	62	(132)	47	(513)

Income (loss) from continuing operations	(97)	45	(207)	(297)	65	(52)	(52)	(504)

Discontinued operations, net of income taxes	(109)	(29)	(215)	(939)	(41)	(233)	(138)	(1,154)

Cumulative effect of accounting changes, net of income taxes:
Adoption of SFAS No. 143 - retirement obligations	-	-	(9)	-	-	-	-	(9)

Consolidated net income (loss)	$ (206)	$ 16	$ (431)	$(1,236)	$ 24	$ (285)	$ (190)	$(1,667)

Diluted earnings (losses) per common share	$ (0.32)	$ 0.03	$ (0.72)	$ (2.07)	$ 0.04	$ (0.47)	$ (0.30)	$ (2.80)

Diluted average common shares outstanding (000's)	638,212	639,119	595,059	595,569	596,079	601,511	638,650	595,316

Pretax Significant Items impacting EBIT (1)	$ 271	$ 39	$ 388	$ 628	$ 73	$ 179	$ 310	$ 1,016

(1) Refer to Schedule of Significant Items on page 18 for details.

EL PASO CORPORATION
CONSOLIDATED EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES

(UNAUDITED)

	2004		2003				Year-to-Date
(In millions)	First	Second	First	Second	Third	Fourth	2004	2003

Operating revenues
Pipeline Group	$ 721	$ 617	$ 753	$ 620	$ 598	$ 676	$ 1,338	$ 1,373
Unregulated Group
Production	446	430	735	568	452	386	876	1,303
Marketing and Trading	(159)	(141)	(388)	(276)	82	(53)	(300)	(664)
Power (1)	207	236	242	343	323	268	443	585
Field Services	387	428	558	378	326	267	815	936
Other Unregulated (2)	43	28	35	32	29	27	71	67
Unregulated eliminations (2)	(78)	(64)	(95)	(86)	(86)	(5)	(142)	(181)
Unregulated Group Total	846	917	1,087	959	1,126	890	1,763	2,046
Corporate Group and eliminations (2)	(10)	(10)	(12)	(10)	(10)	(9)	(20)	(22)

Total	1,557	1,524	1,828	1,569	1,714	1,557	3,081	3,397

Operating expenses
Cost of products and services	390	435	605	448	362	403	825	1,053
Operation and maintenance	399	373	556	502	468	479	772	1,058
Loss on long-lived assets	222	17	14	395	54	397	239	409
Western Energy Settlement	2	-	-	123	(20)	1	2	123
Ceiling test charges	-	-	-	-	5	-	-	-
Depreciation, depletion and amortization	275	263	312	302	283	279	538	614
Taxes, other than income taxes	64	66	77	71	81	66	130	148

Total	1,352	1,154	1,564	1,841	1,233	1,625	2,506	3,405

Consolidated operating income (loss)	205	370	264	(272)	481	(68)	575	(8)

Equity earnings and other income (expense)	137	128	(139)	45	128	330	265	(94)

Earnings before interest expense, income taxes and other charges	$ 342	$ 498	$ 125	$ (227)	$ 609	262	$ 840	$ (102)

(1) Quarterly amounts for 2003 include the consolidation of Gemstone effective April 1, 2003.
(2) Included in Corporate results in SEC 10-Q filings.

PIPELINE GROUP

EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES

(Excludes Intrasegment Transactions)

	2004		2003				Year-to-Date

(In millions)	First	Second	First	Second	Third	Fourth	2004	2003

Operating revenues	$ 721	$ 617	$ 753	$ 620	$ 598	$ 676	$ 1,338	$ 1,373

Operating expenses
Operation and maintenance	234	219	237	235	221	249	453	472
Gain on long-lived assets	(1)	-	-	(8)	(1)	(1)	(1)	(8)
Western Energy Settlement	-	-	-	146	(20)	1	-	146
Depreciation, depletion and amortization	100	101	95	101	95	95	201	196
Taxes, other than income taxes	40	37	37	34	36	32	77	71

Total	373	357	369	508	331	376	730	877

Operating income	348	260	384	112	267	300	608	496

Equity earnings and other income	38	48	45	33	34	59	86	78

Earnings before interest expense and income taxes (EBIT)	$ 386	$ 308	$ 429	$ 145	$ 301	$ 359	$ 694	$ 574

Significant items:
Operating expenses	$ 4	$ 1	$ -	$ -	$ (3)	$ 2	$ 5	$ -
Western Energy Settlement and related expenses	-	-	-	154	(20)	1	-	154
Equity earnings and other income	-	-	-	-	-	(16)	-	-

Total Significant Items	$ 4	$ 1	$ -	$ 154	$ (23)	$ (13)	$ 5	$ 154

PIPELINE GROUP

THROUGHPUT

(Excludes Intrasegment Volumes)
(BBtu/d)

	2004		2003				Year to Date
	First	Second	First	Second	Third	Fourth	2004	2003

Tennessee Gas Pipeline	5,385	4,321	5,991	4,266	3,960	4,648	4,853	5,124
American Natural Resources	4,946	3,838	5,461	3,826	3,586	4,079	4,392	4,639
Southern Natural Gas	2,589	2,035	2,451	2,016	1,890	2,053	2,312	2,232
El Paso Natural Gas	3,981	4,152	4,069	3,925	4,198	4,069	4,067	3,997
Colorado Interstate Gas	2,824	2,720	2,933	2,602	2,639	2,799	2,772	2,767
El Paso Gas Transmission Mexico, S. de R.L.(1)	50	50	50	50	50	50	50	50

Total	19,775	17,116	20,955	16,685	16,323	17,698	18,446	18,809

Equity Investments (Ownership Percentage)
Citrus (50%)	921	1,029	917	954	1,071	982	975	936
Great Lakes (50%)	1,131	1,096	1,437	1,092	1,109	1,098	1,114	1,264
Samalayuca & Gloria a Dios (1)	208	219	191	197	218	210	213	194
San Fernando (50%) (1)	475	475	65	65	65	65	475	65

Total	2,735	2,819	2,610	2,308	2,463	2,355	2,777	2,459

Total throughput (2)	22,510	19,935	23,565	18,993	18,786	20,053	21,223	21,268

(1) Transferred from Power segment effective January 1, 2004.
(2) Excluding volumes related to our equity investment in the EPIC Energy Australia Trust which has been sold in the second quarter of 2004.

UNREGULATED GROUP
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intrasegment Transactions)

	2004		2003				Year-to-Date
(In millions)	First	Second	First	Second	Third	Fourth	2004	2003

Operating revenues
Production	$ 446	$ 430	$ 735	$ 568	$ 452	$ 386	$ 876	$ 1,303
Marketing and Trading	(159)	(141)	(388)	(276)	82	(53)	(300)	(664)
Power (1)	207	236	242	343	323	268	443	585
Field Services	387	428	558	378	326	267	815	936
Other Unregulated (2)	43	28	35	32	29	27	71	67
Unregulated eliminations (2)	(78)	(64)	(95)	(86)	(86)	(5)	(142)	(181)

Total	846	917	1,087	959	1,126	890	1,763	2,046

Operating expenses
Cost of products and services	346	398	556	401	329	353	744	957
Operation and maintenance	222	208	382	322	297	248	430	704
Loss on long-lived assets	226	22	5	401	57	397	248	406
Western Energy Settlement	-	-	-	(25)	-	-	-	(25)
Ceiling test charges	-	-	-	-	5	-	-	-
Depreciation, depletion and amortization	164	152	206	189	176	174	316	395
Taxes, other than income taxes	21	27	34	33	41	30	48	67

Total	979	807	1,183	1,321	905	1,202	1,786	2,504

Operating income (loss)	(133)	110	(96)	(362)	221	(312)	(23)	(458)

Equity earnings and other income (expense)	80	67	(158)	88	77	326	147	(70)

Earnings (losses) before interest expense and income taxes (EBIT)	$ (53)	$ 177	$ (254)	$ (274)	$ 298	$ 14	$ 124	$ (528)

Significant items:
Operating expenses	$ 241	$ 24	$ 63	$ 410	$ 73	$ 399	$ 265	$ 473
Western Energy Settlement and related expenses	-	-	-	(19)	-	-	-	(19)
Equity earnings and other income	19	16	304	58	25	(219)	35	362

Total Significant Items	$ 260	$ 40	$ 367	$ 449	$ 98	$ 180	$ 300	$ 816

(1) Quarterly amounts for 2003 include the consolidation of Gemstone effective April 1, 2003.
(2) Included in Corporate results in SEC 10-Q filings.

PRODUCTION (1)
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intrasegment Transactions)

	2004		2003				Year-to-Date
(In millions)	First	Second	First	Second	Third	Fourth	2004	2003

Operating revenues
Natural gas	$ 368	$ 363	$ 632	$ 494	$ 385	$ 320	$ 731	$ 1,126
Oil, condensate and liquids	77	66	102	67	70	66	143	169
Other	1	1	1	7	(3)	-	2	8

Total operating revenues	446	430	735	568	452	386	876	1,303

Transportation and net product costs (2)	(14)	(13)	(30)	(20)	(17)	(15)	(27)	(50)

Total operating margin	432	417	705	548	435	371	849	1,253

Operating expenses
Depreciation, depletion and amortization	140	131	158	141	136	141	271	299
Production costs (3)	42	44	60	54	55	60	86	114
Other charges (4)	9	2	3	(4)	15	2	11	(1)
General and administrative expenses	36	37	44	47	44	25	73	91
Taxes, other than production and income taxes	2	1	3	2	2	(2)	3	5

Total	229	215	268	240	252	226	444	508

Operating income	203	202	437	308	183	145	405	745

Equity earnings and other income	1	2	9	4	2	3	3	13

Earnings before interest expense and income taxes (EBIT)	$ 204	$ 204	$ 446	$ 312	$ 185	$ 148	$ 408	$ 758

Significant items:
Ceiling test charges	$ -	$ -	$ -	$ -	$ 5	$ -	$ -	$ -
Other operating expenses	9	2	3	(4)	10	2	11	(1)

Total Significant items	$ 9	$ 2	$ 3	$ (4)	$ 15	$ 2	$ 11	$ (1)

(1) We are currently divesting our international production properties that are not part of our long-term strategy and as of November 2004, we have sold all of our Canadian operations and substantially all of our operations in Indonesia. Beginning in the second quarter of 2004, these operations have been treated as discontinued operations and all periods reflect this change. For more information on the discontinued activities, see Form 10-Q of El Paso Corporation for June 30, 2004.
(2) Amounts are included in operating expenses on our consolidated statement of income.
(3) Production costs include lease operating costs and production related taxes (including ad valorem and severance taxes).
(4) Includes restructuring costs, (gain) loss on long-lived assets and ceiling test charges.

PRODUCTION (1)

SALES VOLUMES, REALIZED PRICES AND COSTS PER UNIT

	2004		2003				Year-to-Date
	First	Second	First	Second	Third	Fourth	2004	2003

Natural Gas Sales Volumes from Continuing Operations (MMcf)
Onshore	18,784	18,504	25,572	20,824	19,249	17,781	37,288	46,396
Offshore	24,574	19,502	35,884	33,166	28,300	28,482	44,076	69,050
Texas Gulf Coast	22,341	23,529	36,420	39,251	29,097	24,736	45,870	75,671

Total Natural Gas Sales Volumes from Continuing Operations	65,699	61,535	97,876	93,241	76,646	70,999	127,234	191,117

Total Natural Gas Sales Volumes from Discontinued Operations (3)	4,694	101	3,867	3,616	3,780	4,273	4,795	7,483

Total Natural Gas Sales Volumes	70,393	61,636	101,743	96,857	80,426	75,272	132,029	198,600

Oil, Condensate and Liquids Sales Volumes from Continuing Operations (MBbls)
Onshore	268	299	477	286	321	290	567	763
Offshore	1,493	909	2,068	1,401	1,256	1,472	2,402	3,469
Texas Gulf Coast	949	729	1,047	890	1,274	996	1,678	1,937

Total Oil, Condensate and Liquids Sales Volumes from Continuing Operations	2,710	1,937	3,592	2,577	2,851	2,758	4,647	6,169

Total Oil, Condensate and Liquids Sales Volumes from Discontinued Operations (3)	58	-	132	67	40	70	58	199

Total Oil, Condensate and Liquids Sales Volumes	2,768	1,937	3,724	2,644	2,891	2,828	4,705	6,368

Equivalent Sales Volumes from Continuing Operations (MMcfe)
Onshore	20,392	20,298	28,436	22,545	21,175	19,520	40,690	50,981
Offshore	33,532	24,956	48,291	41,572	35,835	37,314	58,488	89,863
Texas Gulf Coast	28,034	27,903	42,699	44,588	36,742	30,715	55,937	87,287

Total Equivalent Sales Volumes from Continuing Operations	81,958	73,157	119,426	108,705	93,752	87,549	155,115	228,131

Total Equivalent Sales Volumes from Discontinued Operations (3)	5,043	101	4,660	4,018	4,018	4,692	5,144	8,678

Total Equivalent Sales Volumes	87,001	73,258	124,086	112,723	97,770	92,241	160,259	236,809

Weighted Average Realized Prices (2)
Natural gas including hedges ($/Mcf)	$ 5.46	$ 5.76	$ 6.23	$ 5.12	$ 4.87	$ 4.35	$ 5.60	$ 5.69
Natural gas excluding hedges ($/Mcf)	$ 5.54	$ 5.81	$ 6.50	$ 5.16	$ 4.93	$ 4.38	$ 5.66	$ 5.85
Oil, condensate and liquids including hedges ($/Bbl)	$ 27.32	$ 32.57	$ 27.20	$ 25.20	$ 23.71	$ 25.52	$ 29.51	$ 26.36
Oil, condensate and liquids excluding hedges ($/Bbl)	$ 27.31	$ 32.57	$ 28.01	$ 25.92	$ 24.32	$ 26.25	$ 29.51	$ 27.14

Production cost
Average lease operating cost ($/Mcfe)	$ 0.49	$ 0.51	$ 0.32	$ 0.38	$ 0.50	$ 0.49	$ 0.50	$ 0.35
Average production taxes ($/Mcfe)	$ 0.03	$ 0.09	$ 0.18	$ 0.12	$ 0.09	$ 0.19	$ 0.06	$ 0.15

Total production cost ($/Mcfe)	$ 0.52	$ 0.60	$ 0.50	$ 0.50	$ 0.59	$ 0.68	$ 0.56	$ 0.50

Average general and administrative cost ($/Mcfe)	$ 0.44	$ 0.51	$ 0.36	$ 0.43	$ 0.47	$ 0.29	$ 0.47	$ 0.40

Unit of production depletion cost ($/Mcfe)	$ 1.58	$ 1.64	$ 1.24	$ 1.22	$ 1.35	$ 1.46	$ 1.61	$ 1.23

(1) We are currently divesting our international production properties that are not part of our long-term strategy and as of November 2004, we have sold all our Canadian operations and substantially all of our operations in Indonesia. Beginning in the second quarter of 2004, these operations have been treated as discontinued operations and all periods reflect this change. For more information on the discontinued activities, see Form 10-Q of El Paso Corporation for June 30, 2004.
(2) Prices are stated after transportation costs
(3) Includes Canada and Hungary

MARKETING AND TRADING

EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intersegment Transactions)

	2004		2003				Year-to-Date
(In millions)	First	Second	First	Second	Third	Fourth	2004	2003

Gross margin and other revenue	$ (159)	$ (141)	$ (390)	$ (275)	$ 82	$ (53)	$ (300)	$ (665)

Operating expenses
Operation and maintenance	13	10	44	50	38	51	23	94
Gain on long-lived assets	-	-	(2)	(1)	-	-	-	(3)
Western Energy Settlement	-	-	-	(25)	-	-	-	(25)
Depreciation, depletion and amortization	3	3	7	6	9	3	6	13
Taxes, other than income taxes	-	-	2	1	-	-	-	3

Total	16	13	51	31	47	54	29	82

Operating income (loss)	(175)	(154)	(441)	(306)	35	(107)	(329)	(747)

Equity earnings and other income (expense)	3	2	7	8	(7)	2	5	15

Earnings (losses) before interest expense and income taxes (EBIT)	$ (172)	$ (152)	$ (434)	$ (298)	$ 28	$ (105)	$ (324)	$ (732)

Significant items:
Operating expenses	$ 2	$ -	$ 1	$ 3	$ 10	$ -	$ 2	$ 4
Western Energy Settlement and related expenses	-	-	-	(19)	-	-	-	(19)

Total Significant Items	$ 2	$ -	$ 1	$ (16)	$ 10	$ -	$ 2	$ (15)

MARKETING AND TRADING
OPERATING DATA

	2004		2003				Year-to-Date
	First	Second	First	Second	Third	Fourth	2004	2003

Price Risk Management Statistics
Forward Trading Book (in millions)	$ (525)	$ (626)	$ (714)	$ (853)	$ (577)	$ (488)	$ (626)	$ (853)

Average VAR (in millions) (1)	$ 33	$ 31	$ 39	$ 45	$ 35	$ 27	$ 32	$ 42

Physical Gas Delivery (BBtu/d)	2,073	1,735	5,536	3,341	3,113	2,885	1,904	4,432
Physical Power Sales (MMWh)	23,493	22,652	85,330	65,354	74,480	58,533	46,145	150,684
Financial Settlements (BBtue/d)	25,033	18,804	121,223	79,556	71,817	58,434	21,918	100,275

Analysis of Price Risk Management Activities and Forward Book
Trading Portfolio Value at Risk:			March 31, 2004				June 30, 2004
			(In millions)				(In millions)
One Day VAR-95% Confidence Level			$ 33				$ 32
Average VAR-95% Confidence Level during 2004			$ 33				$ 32
High VAR-95% Confidence Level during 2004			$ 34				$ 37
Low VAR-95% Confidence Level during 2004			$ 32				$ 25

	March 31, 2004				June 30, 2004
	Forward	Return of Cash	Total Cash		Forward	Return of Cash	Total Cash
Risk Management Assets and Liabilities	Trading Book	Collateral (2)	Expectations (3)		Trading Book	Collateral (2)	Expectations (3)
Mark to Market Value and Cash Liquidation	(In millions)				(In millions)
2004	$ (175)	$ (101)	$ (276)		$ (129)	$ (104)	$ (233)
2005	(217)	36	(181)		(309)	96	(213)
2006	(92)	(15)	(107)		(128)	(24)	(152)
2007	(29)	5	(24)		4	(9)	(5)
2008	32	3	35		(3)	6	3
Remainder	(44)	87	43		(61)	48	(13)
Total	$ (525)	$ 15	$ (510)		$ (626)	$ 13	$ (613)

(1) Average VAR was calculated using the historical simulation methodology at a 95% confidence level.
(2) Return of cash collateral includes margin posted against our production hedge payables that are included in production segment's non-trading book.
(3) Estimated present value of our expected settlements of accrual positions through 2028, assuming a reasonable utilization of transportation and storage capacity, were $(462M) at March 31, 2004 and $(429M) at June 30, 2004.

POWER (1)
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intersegment Transactions)

	2004		2003				Year-to-Date
(In millions)	First	Second	First	Second	Third	Fourth	2004	2003

Gross margin and other revenue	$ 160	$ 194	$ 179	$ 255	$ 246	$ 185	$ 354	$ 434

Operating expenses
Operation and maintenance	97	97	165	146	146	105	194	311
(Gain) Loss on long-lived assets	224	16	(5)	-	41	149	240	(5)
Depreciation, depletion and amortization	16	12	20	27	23	21	28	47
Taxes, other than income taxes	11	13	4	14	10	12	24	18

Total	348	138	184	187	220	287	486	371

Operating income (loss)	(188)	56	(5)	68	26	(102)	(132)	63

Equity earnings and other income (expense)	49	46	(191)	117	41	18	95	(74)

Earnings (losses) before interest expense and income taxes (EBIT)	$ (139)	$ 102	$ (196)	$ 185	$ 67	$ (84)	$ (37)	$ (11)

Significant items:
Operating expenses	$ 227	$ 15	$ (2)	$ -	$ 41	$ 150	$ 242	$ (2)
Equity earnings and other income	18	15	294	(21)	25	41	33	273

Total Significant Items	$ 245	$ 30	$ 292	$ (21)	$ 66	$ 191	$ 275	$ 271

EBIT
Domestic power	$ (73)	$ 41	$ (233)	$ 103	$ 28	$ (131)	$ (32)	$ (130)
International power	(54)	70	49	91	78	77	16	140
Power G&A	(12)	(9)	(12)	(9)	(39)	(30)	(21)	(21)
Total Power	$ (139)	$ 102	$ (196)	$ 185	$ 67	$ (84)	$ (37)	$ (11)

(1) Quarterly amounts for 2003 include the consolidation of Gemstone effective April 1, 2003.

POWER
OPERATING DATA

		2004		2003				Year-to-Date
		First	Second	First	Second	Third	Fourth	2004	2003

Price Risk Management Statistics
	Forward Non-trading Book (in millions) (1)	$ 1,823	$ 946	$ 967	$ 2,199	$ 1,957	$ 1,925	$ 946	$ 2,199

Asset Statistics
	Power Assets Capacity (Net Megawatts)
	Domestic	3,982	3,715	5,277	5,301	5,295	4,008	3,715	5,301
	International	4,446	4,446	4,773	4,598	4,646	4,367	4,446	4,598
	Total	8,428	8,161	10,050	9,899	9,941	8,375	8,161	9,899

	Power Generation Volumes (MMWh) - for consolidated plants only (2)	1,512	1,593	1,654	2,030	2,182	1,861	3,105	3,684

(1)	Forward non-trading book includes $1.2 billion of non-trading assets acquired in May 2003, upon consolidation of Chaparral.
(2)	Quarterly amounts for 2003 include the consolidation of Gemstone effective April 1, 2003.

FIELD SERVICES
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intersegment Transactions)

	2004		2003				Year-to-Date
(In millions)	First	Second	First	Second	Third	Fourth	2004	2003

Gross margins
Gathering	$ 2	$ 2	$ 12	$ 7	$ 3	$ 1	$ 4	$ 19
Processing	38	35	31	24	29	33	73	55
NGL business	5	7	4	(2)	1	6	12	2
Other	-	-	-	-	-	(17)	-	-

Total	45	44	47	29	33	23	89	76

Operating expenses
Operation and maintenance	27	24	31	39	30	10	51	70
(Gain) loss on long-lived assets	2	6	1	(6)	2	176	8	(5)
Depreciation, depletion and amortization	3	4	10	8	7	6	7	18
Taxes, other than income taxes	3	3	5	3	2	1	6	8

Total	35	37	47	44	41	193	72	91

Operating income (loss)	10	7	-	(15)	(8)	(170)	17	(15)

Equity earnings and other income (expense)	26	20	27	(41)	40	300	46	(14)
Earnings (losses) before interest expense and income taxes (EBIT)	$ 36	$ 27	$ 27	$ (56)	$ 32	$ 130	$ 63	$ (29)

Significant items:
Operating expenses	$ 3	$ 7	$ 1	$ (2)	$ 2	$ 175	$ 10	$ (1)
Equity earnings and other income	1	1	-	79	-	(260)	2	79

Total Significant Items	$ 4	$ 8	$ 1	$ 77	$ 2	$ (85)	$ 12	$ 78

Equity earnings from GulfTerra Energy Partners, L.P. (1)	$ 34	$ 29	$ 29	$ 42	$ 40	$ 42	$ 63	$ 71

Cash Distributions from GulfTerra Energy Partners, L.P.
Common unit ownership	$ 7	$ 7	$ 8	$ 8	$ 8	$ 8	$ 14	$ 16
Series C unit ownership	8	8	7	7	8	8	16	14
General partner ownership	21	22	15	16	18	21	43	31

Total	$ 36	$ 37	$ 30	$ 31	$ 34	$ 37	$ 73	$ 61

(1) As of June 30, 2004, we owned 50 percent of the general partner and are the managing member and own 17.3 percent (10,310,045) of the common units and all of the partnership's Series C units. The Series C units are reflected in the partnership's capital account at $329 million. In connection with GulfTerra's merger with Enterprise, in September 30, 2004, we sold 2.9 million of our common units, all of our series C units, our remaining general partnership interest in Gulfterra, and nine processing plants located in South Texas to Enterprise for cash and a 9.9 percent interest in the general partner of the combined entity. Our remaining GulfTerra common units were exchanged for approximately 13.5 million Enterprise common units.

FIELD SERVICES

VOLUMES AND RATES

(Exclude Intrasegment Volumes)

	2004		2003				Year-to-Date
	First	Second	First	Second	Third	Fourth	2004	2003

Gathering volumes remaining assets (BBtu/d)	186	251	200	217	190	222	218	209
Gathering volumes from assets sold (1)	-	-	377	227	-	-	-	301

Total gathering volumes (BBtu/d)	186	251	577	444	190	222	218	510

Weighted average gathering rates ($/MMBtu)	$ 0.12	$ 0.11	$ 0.22	$ 0.18	$ 0.15	$ 0.10	$ 0.11	$ 0.20

Processing volumes remaining assets (Inlet BBtu/d )	3,243	3,135	3,139	3,107	3,017	3,299	3,189	3,123
Processing volumes from assets sold (1)	-	-	168	95	-	-	-	131

Total processing volumes (Inlet BBtu/d)	3,243	3,135	3,307	3,202	3,017	3,299	3,189	3,254

Weighted average processing margins ($/MMBtu)	$ 0.13	$ 0.12	$ 0.11	$ 0.08	$ 0.10	$ 0.11	$ 0.12	$ 0.09

Total NGL production (Bbl/d)	118,302	116,764	107,136	100,676	96,202	109,104	117,533	103,888

	2004		2003				Year-to-Date
	First	Second	First	Second	Third	Fourth	2004	2003
GulfTerra Energy Partners, L.P.
Natural gas pipelines and plants (BBtu/d)	7,645	7,952	7,599	7,831	7,750	7,564	7,799	7,716
Oil and NGL logistics (Bbls/d)	267,750	288,769	275,800	276,123	243,209	248,719	278,259	275,962

(1) Including primarily the Mid-Continent and North Louisiana assets sold in the second quarter of 2003.

OTHER UNREGULATED (1)
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intersegment Transactions)

	2004		2003				Year-to-Date
(In millions)	First	Second	First	Second	Third	Fourth	2004	2003

Gross margin and other revenue	$ 30	$ 14	$ 11	$ 19	$ 16	$ 14	$ 44	$ 30

Operating expenses
Operation and maintenance	8	9	77	15	7	15	17	92
Loss on long-lived assets	-	-	11	413	4	72	-	424
Depreciation, depletion and amortization	2	2	11	7	1	3	4	18
Taxes, other than income taxes	3	4	(1)	1	19	2	7	-

Total	13	15	98	436	31	92	28	534

Operating income (loss)	17	(1)	(87)	(417)	(15)	(78)	16	(504)

Equity earnings and other income (expense)	1	(3)	(10)	-	1	3	(2)	(10)

Earnings (losses) before interest expense and income taxes (EBIT)	$ 18	$ (4)	$ (97)	$ (417)	$ (14)	$ (75)	$ 14	$ (514)

Significant items:
Operating expenses	$ -	$ -	$ 60	$ 413	$ 5	$ 72	$ -	$ 473
Equity earnings and other income	-	-	10	-	-	-	-	10

Total Significant Items	$ -	$ -	$ 70	$ 413	$ 5	$ 72	$ -	$ 483

EBIT
Global Networks (Telecom)	$ (2)	$ (6)	$ (20)	$ (403)	$ (14)	$ (3)	$ (8)	$ (423)
LNG	-	(2)	(78)	(25)	(7)	(75)	(2)	(103)
EnCap	15	-	2	8	7	4	15	10
Petroleum Markets Other	5	4	(1)	3	-	(1)	9	2
Total EBIT	$ 18	$ (4)	$ (97)	$ (417)	$ (14)	$ (75)	$ 14	$ (514)

(1) Included in Corporate results in SEC 10-Q filings

EL PASO CORPORATION
SCHEDULE OF SIGNIFICANT ITEMS
(UNAUDITED)

	2004		2003				Year-to-Date
(In millions)	First	Second	First	Second	Third	Fourth	2004	2003

Restructuring costs
Employee severance, retention and transition costs	$ 27	$ 6	$ 25	$ 31	$ 6	$ 9	$ 33	$ 56
LNG charter cancellation and other costs	-	-	44	-	4	-	-	44

Total restructuring costs	27	6	69	31	10	9	33	100

Impairments and net (gain) loss on sale of long-lived assets
Long-lived assets impairment	230	23	9	416	44	322	253	425
Long-lived assets net (gain) loss on sales	(7)	(6)	6	(15)	10	76	(13)	(9)

Total (gain) loss on long-lived assets	223	17	15	401	54	398	240	416

Impairments and net (gain) loss on sale of investments
Equity investments impairment	18	19	293	81	24	51	37	374
Cost basis investments impairment	-	(2)	-	-	-	(1)	(2)	-
Equity investments net (gain) loss on sales	1	(1)	11	(23)	-	(261)	-	(12)

Total (gain) loss on investments	19	16	304	58	24	(211)	35	362

Re-application of SFAS No. 71 (CIG and WIC)	-	-	-	-	-	(18)	-	-
Western Energy Settlement and related expenses	2	-	-	138	(20)	1	2	138
Ceiling test charges	-	-	-	-	5	-	-	-

Total significant items impacting EBIT	$ 271	$ 39	$ 388	$ 628	$ 73	$ 179	$ 310	$ 1,016

Significant Items impacting EBIT by segment:
Pipeline Group	$ 4	$ 1	$ -	$ 154	$ (23)	$ (13)	$ 5	$ 154
Production	9	2	3	(4)	15	2	11	(1)
Marketing and Trading	2	-	1	(16)	10	-	2	(15)
Power	245	30	292	(21)	66	191	275	271
Field Services	4	8	1	77	2	(85)	12	78
Other unregulated	-	-	70	413	5	72	-	483
Corporate (see below)	7	(2)	21	25	(2)	12	5	46
Total significant items impacting EBIT	$ 271	$ 39	$ 388	$ 628	$ 73	$ 179	$ 310	$ 1,016

Corporate
Significant items:
Operating expenses	$ 5	$ (2)	$ 21	$ 23	$ (2)	$ 7	$ 3	$ 44
Western Energy Settlement and related expenses	2	-	-	2	-	-	2	2
Equity earnings and other income	-	-	-	-	-	5	-	-
Total Significant Items	$ 7	$ (2)	$ 21	$ 25	$ (2)	$ 12	$ 5	$ 46